TO: *QUINTESSENCE PHOTONICS CORP.*

15632 ROXFORD ST.
SYLMAR *CA 91342*

ATTN : MAYER ENGEL

GOVERNMENT OF ISRAEL
MINISTRY OF DEFENSE
MISSION TO THE USA
800 SECOND AVENUE
11TH FLOOR
NEW-YORK, N.Y. 10017
WWW.GOIMOD.COM

PURCHASE ORDER NO. 004/23038-03

PURCHASE NO. : 004/23038-03
BUYER'S NAME : FRIEDMAN,TAMAR
BUYER'S TEL : (212) 836-9583
BUYER'S FAX : (212) 840-6110
BUYER'S NO. : 139
ISSUE DATE : 12JAN06

CAGE : 1MTF2
TEL : (818) 986-0000
FAX : (818) 698-0428
REFERENCE: DATED :

G.O.I. COPY (FOR BUYER)

GENERAL DETAILS

1. THIS PURCHASE ORDER IS GOVERNED BY THE TERMS AND CONDITIONS CONTAINED HEREIN.
2. A.THIS PURCHASE ORDER SHALL NOT BE EFFECTIVE UNLESS AND UNTIL THE SIGNED ACKNOWLEDGMENT COPY HAS BEEN RETURNED TO BUYER. (SEE ALSO GENERAL INSTRUCTIONS - ENTRY INTO EFFECT)
   B.THE ACKNOWLEDGMENT COPY MUST BE RETURNED IN THE ENCLOSED ENVELOPE.
   PLEASE FOLD IN HALF SO AS MAKE REFERENCE SECTION VISIBLE IN WINDOW.

TOTAL AMOUNT OF ORDER ($) : 496,000
NO. OF LINE ITEMS : 6
TERMS OF DELIVERY : F.O.B. ORIGIN
TERMS OF PAYMENT : NET 30 ISSUE DATE : 12JAN06

PURCHASE ORDER - GENERAL REMARK

RAFAEL BUYER:

SHAI LEVIN

212-836-9586

THE VENDOR WILL APPLY FOR THE EXPORT LICENSE

*IN ADDITION TO TERMS SET FORTH IN "GENERAL INSTRUCTIONS-ENTRY

INFO EFFECT", THIS PO SHALL NOT ENTER INTO EFFECT UNTIL BUYER HAS

NOTIFIED SELLER IN WRITING THAT DSCA FMF FUNDING APPROVAL HAS BEEN

GOVERNMENT OF ISRAEL - PURCHASE ORDER

PURCHASE ORDER : 004/23038-03   CAGE : 1NTF2   G.O.I. COPY (FOR BUYER)
BUYER'S NAME : FRIEDMAN,TAMAR   BUYER'S NO : 139   PRINT DATE : 12JAN06

RECEIVED.

THIS PO IS IN ACCORDANCE WITH THE ATTACHED SOW # TU3L0011A

GOVERNMENT OF ISRAEL - PURCHASE ORDER

PURCHASE ORDER : 004/23038-03 CAGE : 1WTF2 G.O.I. COPY (FOR BUYER)
BUYER'S NAME : FRIEDMAN,TAMAR BUYER'S NO : 139 PRINT DATE : 12JAN06

ITEM NO.	DESCRIPTION	QUANTITY	UNIT ISSUE	PRICE PER UNIT	LINE ITEM TOTAL	DELIVERY DATE
0003/01	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	2	EA	22,000.000	44,000.00	24APR06
0003/02	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	2	EA	22,000.000	44,000.00	24MAY06
0003/03	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	4	EA	22,000.000	88,000.00	10JUN06
0003/04	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	3	EA	20,000.000	60,000.00	10JUL06
0003/05	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	6	EA	20,000.000	120,000.00	10JAN07
0003/06	LASER TRANSMITTER TU1D3000A-F PN : TUID3000A-F	7	EA	20,000.000	140,000.00	10MAY07

TOTAL GROSS AMOUNT.......................... : +496,000.00

GOVERNMENT OF ISRAEL - PURCHASE ORDER

PURCHASE ORDER : 004/23038-03 CAGE : 1NTF2 G.O.I. COPY (FOR BUYER)
BUYER'S NAME : FRIEDMAN,TAMAR BUYER'S NO : 139 PRINT DATE : 12JAN06

SHIPPING INSTRUCTIONS

APPLICABLE ONLY TO SHIPMENTS SUPPLIED (I.E. SHIPPED) FROM WITHIN THE UNITED STATES

A. GENERAL

EACH SHIPMENT MUST CONSIST OF ONLY ONE PURCHASE ORDER (EACH PIECE AND EACH CARRIER'S BILL OF LADING OR PRO NUMBER MUST INCLUDE ITEMS OF ONLY ONE G.O.I. PURCHASE ORDER). MATERIALS MUST BE PACKED IN ACCORDANCE WITH BEST COMMERCIAL PRACTICES IN ORDER TO PROTECT THE MATERIAL DURING DOMESTIC TRANSPORTATION. FREIGHT GREATER THAN 150 LB MUST BE SKIDDED (PALLETIZED) OR OTHERWISE PACKAGED FOR HANDLING BY FORKLIFT. DO NOT PROCURE INSURANCE FOR G.O.I'S BENEFIT.

B. DOCUMENTATION

1) 2 COPIES OF ITEMIZED INVOICE CONFORMING TO THE G.O.I PURCHASE ORDER, INCLUDING TOTAL SHIPMENT VALUE, (G.O.I'S PO LINE ITEMS AND DESCRIPTIONS MUST APPEAR ON THE INVOICE) MUST BE ATTACHED TO THE OUTSIDE OF EACH PIECE (CARTON, BOX, CRATE, PALLET, ETC.)
2) ONE ITEMIZED INVOICE CONFORMING TO THE G.O.I PURCHASE ORDER MUST BE INSIDE EACH PIECE.
3) THE ITEMIZED INVOICE MUST SHOW VALUES OF EACH ITEM AND VALUE OF THE TOTAL SHIPMENT.
4) P.O. NUMBER MUST APPEAR ON CARRIER'S BILL OF LADING (OR "PRO BILL") AND ON ALL DOCUMENTS.
5) FAILURE TO PROVIDE AN ITEMIZED INVOICE CONFORMING TO THE G.O.I PURCHASE ORDER LINE ITEMS MAY RESULT IN SHIPMENT'S REFUSAL.

C. MARKING

FOLLOWING IS THE REQUIRED MARKING FOR EACH PIECE OF THE SHIPMENT:

SHIP TO : G.O.I / M.O.D
C/O G & B PACKING COMPANY, INC.
8 HOOK RD.
BAYONNE, NJ 07002

ATTN: P.O. 004/23038-03

G & B TEL: (201) 339-1600, FAX: (201) 339-1762

SHIPMENTS INCORRECTLY MARKED OR NOT MARKED OR MISSING REQUIRED DOCUMENTATION WILL BE RETURNED TO SELLER WITH SELLER RESPONSIBLE FOR ALL EXPENSES (SEE "FAILURE TO FOLLOW INSTRUCTIONS").

D. CARRIER SELECTION

FOLLOWING IS A LIST OF WHAT WILL BE REFERRED TO AS SPECIAL MATERIALS. ALL OTHER FREIGHT WILL BE REFERRED TO AS STANDARD FREIGHT.

1) SPECIAL MATERIALS:

FULL TRUCKLOADS
AIR RIDE
OVERSIZED
OVERWEIGHT (HEAVIER THAN 10,000 LB)
HAZMAT
DRY ICE
SHORT SELF-LIFE
CLASSIFIED
SENSITIVE (ENGINES, COMPUTER EQUIPMENT, ASSEMBLED WEAPONS, PRECIOUS METALS,SHIPMENT UNDER F.A.S, C&F AND C.I.F TERMS OF DELIVERY, OR SHIPMENT FROM OUTSIDE THE U.S)

A) SPECIFIC INSTRUCTIONS MUST BE OBTAINED FOR ALL SPECIAL MATERIALS.
B) TO OBTAIN INSTRUCTIONS, COMPLETE THE ATTACHED "REQUEST SHIPPING INSTRUCTIONS" (FORM 1033 OR 1033A) AND SEND TO G.O.I'S SHIPPING DEPARTMENT (SEE STANDARD FREIGHT E). (FORM 1033/1033A IS ALSO AVAILABLE AT WWW.GOIMOD.COM)
C) YOU WILL THEN BE CONTACTED BY G.O.I'S FREIGHT FORWARDER.
D) FOR HAZMAT, YOU MUST COMPLY WITH PACKING AND CERTIFICATION REQUIREMENTS CONTAINED IN FORM 1033A OR BE SUBJECT TO COSTS RESULTING FROM REMEDIAL ACTIONS.

2) STANDARD FREIGHT

A) SELECT THE APPROPRIATE CARRIER FROM TABLE D1 BELOW (BY WEIGHT) AND CONTACT THAT CARRIER FOR PICK-UP.
B) BILL ALL SHIPMENT "THIRD-PARTY BILLING" TO THE ACCOUNT NUMBER SHOWN.
C) WHEN USING ROADWAY EXPRESS OR NEW ENGLAND MOTOR FREIGHT, STICKERS SAYING "DO NOT BREAK SHRINK WRAP" MUST APPEAR ON ALL PALLETIZED FREIGHT.
D) IF YOU ARE UNABLE TO ARRANGE FOR SHIPPING WITH THE DESIGNATED CARRIER YOU MUST CALL G.O.I'S SHIPPING DEPARTMENT SEE E BELOW) FOR AN AUTHORIZED ALTERNATIVE.
E) IN THE EVENT OF ANY QUESTIONS PLEASE CONTACT G.O.I'S SHIPPING DEPARTMENT
TEL: (212) 551-0369, FAX: (212) 551-0454
transportation@goimod.com (PREFERRED)

GOVERNMENT OF ISRAEL / MINISTRY OF DEFENSE
800 SECOND AVE 11TH FLOOR
NEW YORK, NEW YORK 10017
ATTN: DEPT 7

E. FAILURE TO FOLLOW INSTRUCTIONS

FAILURE TO COMPLY WITH G.O.I'S SHIPPING INSTRUCTIONS WILL MAKE SELLER RESPONSIBLE FOR ANY RESULTING DAMAGE OR LOSS. SELLER'S COMPLIANCE WITH THESE SHIPPING INSTRUCTIONS IS A CONDITION OF G.O.I'S OBLIGATION UNDER THE P.O. G.O.I WILL NOT REIMBURSE SELLER FOR ANY CHARGES (INCLUDING, BUT NOT LIMITED TO, FREIGHT CHARGES) RESULTING FROM SELLER'S FAILURE TO COMPLY WITH THESE INSTRUCTIONS. ANY ADDITIONAL EXPENSES INCURRED BY G.O.I AS A RESULT OF SELLER'S FAILURE TO FOLLOW THESE INSTRUCTIONS WILL BE DEDUCTED BY G.O.I FROM G.O.I'S PAYMENT TO SELLER FOR THE ITEMS COVERED BY THIS P.O. IN THE EVENT THAT G.O.I HAS ALREADY PAID SELLER'S INVOICE, SELLER HEREBY AGREES TO ISSUE A CHECK TO G.O.I AS REIMBURSEMENT FOR THE AMOUNT OF SUCH ADDITIONAL EXPENSE. USE OF AN UNAUTHORIZED CARRIER WILL RESULT IN G.O.I REFUSING TO PAY FOR THE FREIGHT CHARGES. G.O.I WILL REQUIRE THE CARRIER TO BILL SELLER DIRECTLY.

TABLE D1: Carrier Selection (NOT for Special Materials)
(no need to contact G.O.I when using this table)

WEIGHT	STATE	FREIGHT FORWARDER	ACCOUNT NUMBER	CONTACT INFORMATION
LESS THAN 150LB	ALL STATES	FEDEX	0101-1515-9	800-GO-FEDEX WWW.FEDEX.COM
150 TO 10,000 LB		ROADWAY EXPRESS	G.O.I. THIRD PARTY BILLING	201-507-0010 X227 LYDIA.PARKER@ROADWAY.COM
MORE THAN 10,000 LB	ALL STATES	SEE SPECIAL MATERIALS	———	———

* NOTE THIS TABLE DOES NOT APPLY TO SPECIAL MATERIALS

GENERAL INSTRUCTIONS

GENERAL

THE ACKNOWLEDGMENT COPY, WHICH IS ATTACHED HERETO, MUST BE SIGNED AND RETURNED IMMEDIATELY. THIS PURCHASE ORDER IS NOT EFFECTIVE AND SHALL NOT GIVE RISE TO ANY PAYMENT OBLIGATION ON THE PART OF BUYER UNLESS A SIGNED ACKNOWLEDGMENT HAS BEEN RETURNED TO BUYER.
SHIPMENTS IN EXCESS OF QUANTITY ORDERED ARE PROHIBITED UNLESS OTHERWISE PROVIDED HEREIN.

PARTIAL SHIPMENTS NOT ALLOWED, UNLESS OTHERWISE AUTHORIZED BY BUYER IN WRITING (A COPY OF SUCH WRITTEN AUTHORIZATION MUST BE SENT BY SELLER WITH ITS INVOICE). ABSENT WRITTEN AUTHORIZATION, NO PAYMENT WILL BE MADE UNTIL SELLER HAS COMPLETED ALL OF ITS DELIVERIES. BUYER WILL DEDUCT FROM SUCH PAYMENT THE ADDITIONAL TRANSPORTATION EXPENSE INCURRED AS A RESULT OF SELLER'S FAILURE TO FOLLOW BUYER'S INSTRUCTIONS.

ALL PRICES ARE FIRM AND FIXED, NOT SUBJECT TO CHANGE.

EXPORT LICENSE

EXPORT LICENSE TO BE OBTAINED BY BUYER. SELLER SHALL BE IN DEFAULT OF ITS OBLIGATIONS UNDER THIS PURCHASE ORDER WITH BUYER HAVING NO PAYMENT OBLIGATION TO SELLER IF BUYER CANNOT OBTAIN OR MAINTAIN IN FORCE AN EXPORT LICENSE BECAUSE OF SELLER'S SUSPENSION, DEBARMENT, VIOLATION OF U.S. EXPORT CONTROL LAWS OR ANY OTHER SELLER ACTION/OMISSION WHICH CAUSES THE U.S. GOVERNMENT TO DENY OR REVOKE THE EXPORT LICENSE.
(SEE ALSO GENERAL INSTRUCTIONS - ENTRY INTO EFFECT)

PAYMENT PROVISIONS

SUPPLIER'S FAILURE TO COMPLY WITH ALL OF THE FOLLOWING INSTRUCTIONS MAY DELAY PROCESSING OF PAYMENT.
ONE COPY OF INVOICE MAILED TO OUR OFFICE,
ATTENTION : ACCOUNTS PAYABLE DEPARTMENT, WITH COPIES OF SHIPPING DOCUMENTS.
INVOICE MUST BE ITEMIZED. ITEM NUMBER(S) ON INVOICE TO BE IDENTICAL TO ITEM NUMBER(S) ON THIS ORDER.
YOUR INVOICE SHALL CONTAIN ITEMS ONLY FROM THIS PURCHASE ORDER. IT IS PROHIBITED TO COMBINE ITEMS FROM DIFFERENT PURCHASE ORDERS ON ONE INVOICE.
AN ITEMIZED PACKING LIST MUST BE PLACED ON THE OUTSIDE OF EACH PACKAGE INDICATING THE INVOICE NUMBER FOR THAT SHIPMENT. IN THE EVENT OF MISSING DOCUMENTS OR A DISCREPANCY BETWEEN SELLER'S ITEMIZED INVOICE, ITEMIZED PACKING LIST AND/OR THE ITEMS LISTED IN THIS ORDER NO PAYMENT WILL BE MADE ON THE INVOICE IN QUESTION UNTIL THE DISCREPANCY IS RESOLVED.
SELLER'S INVOICES MUST INCLUDE THE FOLLOWING CERTIFICATION: "(NAME OF SELLER) ACKNOWLEGES THAT U.S. GOVERNMENT FUNDS ARE BEING USED BY THE GOVERNMENT OF ISRAEL TO FINANCE THIS PURCHASE AND CERTIFIES THAT THE INVOICE(S) SUBMITTED WITH RESPECT THERETO ARE FREE FROM ANY MATERIAL FALSE STATEMENT OR MISREPRESENTATION AND DO NOT OMIT ANY MATERIAL FACTS."
BUYER WILL NOT PAY INVOICES THAT DO NOT INCLUDE SUCH CERTIFICATION.
IN THE EVENT SELLER DELIVERS THE DELIVERABLE ITEM(S) PRIOR TO THE APPLICABLE LINE ITEM DELIVERY DATE(S) SET FORTH IN THIS PURCHASE ORDER, BUYER RESERVES THE RIGHT NOT TO BEGIN PROCESSING SELLER'S INVOICE UNTIL THE DELIVERY DATE STATED IN THIS PURCHASE ORDER. FAILURE TO DELIVER THE ITEM(S) BY THE REQUIRED DATE(S) WILL SUBJECT SELLER TO BUYER'S RIGHT OF TERMINATION SET FORTH IN THE TERMS AND CONDITIONS.

VENDOR CERTIFICATION

SELLER AGREES THAT BY SIGNING THIS PURCHASE ORDER IT IS CERTIFYING THAT THROUGHOUT THE CONDUCT OF THE SOLICITATION LEADING TO THIS PURCHASE ORDER NO OFFICER, DIRECTOR, EMPLOYEE, REPRESENTATIVE OR AGENT OF SELLER OFFERED TO BUYER PERSONNEL, PROMISED TO BUYER PERSONNEL, OR DISCUSSED WITH BUYER PERSONNEL A) THE FUTURE EMPLOYMENT OF (OR BUSINESS OPPORTUNITY WITH) ANY BUYER PERSONNEL, B) THE TRANSFER OF ANY MONEY, GRATUITY OR OTHER THING OF VALUE TO ANY BUYER PERSONNEL, AND/OR C) THE TRANSFER BY ANY BUYER PERSONNEL TO SELLER OF ANY PROPRIETARY OR SOURCE SELECTION INFORMATION REGARDING THIS OR ANY OTHER PROCUREMENT. FOR PURPOSES OF THE PRECEDING SENTENCE (AND ONLY FOR PURPOSES OF SUCH PRECEDING SENTENCE) BUYER IS DEFINED SO AS TO INCLUDE OFFICERS IN THE ISRAELI DEFENSE FORCES. THE PROHIBITED CONDUCT DESCRIBED ABOVE SHALL CONTINUE TO BE PROHIBITED FOLLOWING THE AWARD OF THIS PURCHASE ORDER. SELLER FURTHER CERTIFIES THAT EXCEPT AS DISCLOSED TO BUYER PRIOR TO SELLER'S SIGNATURE OF THIS PURCHASE ORDER, SELLER DOES NOT CURRENTLY EMPLOY ANY INDIVIDUALS OR RETAIN ANY AGENTS WHO AT ANY TIME WITHIN THE PAST TWO YEARS WERE A) EMPLOYED BY THE GOVERNMENT OF ISRAELI MINISTRY OF DEFENSE (INCLUDING BUT NOT LIMITED TO ITS MISSION TO THE U.S.) OR B) OFFICERS ON ACTIVE DUTY IN THE ISRAEL DEFENSE FORCES. ANY BREACH BY SELLER OF THE CERTIFICATIONS SET FORTH ABOVE SHALL CONSTITUTE A BREACH OF SELLER'S OBLIGATIONS TO BUYER UNDER THIS PURCHASE ORDER. SUCH A BREACH SHALL ENTITLE BUYER TO TERMINATE THIS PURCHASE ORDER WITHOUT ANY BUYER LIABILITY TO SELLER (INCLUDING THE RIGHT TO RETURN ITEMS ALREADY DELIVERED FOR A REFUND OF AMOUNTS ALREADY PAID).

ENTRY INTO EFFECT

THIS PURCHASE ORDER SHALL NOT BE EFFECTIVE UNTIL THE LATER OF 1) ITS SIGNATURE BY THE AUTHORIZED REPRESENTATIVES OF BUYER AND SELLER AND RETURN OF THE SIGNED ACKNOWLEDGMENT COPY TO THE BUYER, AND 2) BUYER'S RECEIPT OF DSCA FUNDING APPROVAL. BUYER WILL NOTIFY SELLER WHEN THE DSCA FUNDING APPROVAL HAS BEEN RECEIVED.

BUYER SHALL HAVE THE RIGHT TO RETURN TO SELLER AT SELLER'S EXPENSE ANY ITEM(S) DELIVERED PRIOR TO THIS PURCHASE ORDER HAVING BECOME EFFECTIVE. ALTERNATIVELY, BUYER MAY (AT ITS SOLE DISCRETION) STORE THE ITEM(S) AND CHARGE SELLER FOR THE STORAGE EXPENSE INCURRED FOR THE PERIOD UNTIL THIS PURCHASE ORDER BECOMES EFFECTIVE. IN NO EVENT WILL BUYER PROCESS OR PAY ANY INVOICE FOR SUCH ITEM(S) UNTIL AFTER THE PURCHASE ORDER IS EFFECTIVE.

TERMS AND CONDITIONS

These terms and conditions apply to the Purchase Order (the "Order") of which they are a part, except to the extent that any one or more of such conditions are expressly modified, superseded or cancelled on the face of this Order.

Acceptance of this Order must be strictly and exclusively in accordance with the terms stated herein. Additional or different terms proposed by Seller shall not become a part of this Order unless expressly agreed to by Buyer in writing.

1. QUALITY

Material to be supplied factory new except as otherwise specified. If item to be supplied by Seller differs in form, fit or function from the item requested by Buyer in the RFP, Seller must have notified Buyer in writing of this difference in Seller's proposal.

2. INSPECTION AND WITNESS OF TESTS

(A) All goods shall be received at place of final destination, i.e. Israel, subject to Buyer's right of inspection and rejection. Defective goods, goods not in accordance with Buyer's specifications, or goods in excess of those specified, will be held for Seller's direction at Seller's risk, and if the Seller so directs, will be returned at Seller's expense. If inspection discloses that part of the goods received are defective or are not in accordance with Buyer's specifications, Buyer shall have the right to cancel any unshipped portion of the Order. Payment for goods on this Order prior to inspection shall not constitute acceptance thereof and is without prejudice to any claims that Buyer may have against Seller.

(B) If the Order specifies inspection and/or witness of tests by representatives of Buyer, Seller shall give Buyer due notice of the the times and places thereof and shall, subject to any applicable governmental regulations, arrange for the admission of such representative(s) to the premises wherein the inspection and/or tests are to be made, and provide all reasonable facilities for same.

(C) Failure to make inspection or to witness tests, failure upon inspection or witness of tests to reject any part or all of the goods, or waiver of inspection or of witness of tests shall not relieve the Seller of its obligation to comply with the specifications and to maintain the guarantees or warranties forming a part of this Order, or otherwise applicable to the goods ordered.

3. TIME OF SHIPMENT

The schedule for shipment or delivery of the goods set forth in the Order is of the essence. If Seller cannot comply with such schedule, it shall so notify Buyer within 10 days of receipt of the Order, stating the best schedule it can offer.

4. DELAYS IN SHIPMENT OR DELIVERY

If, after acceptance of the Order by Seller on the basis of the schedule for shipment or delivery set forth herein or any revision of such schedule approved by Buyer, it should become known to Seller that shipment or delivery will be delayed beyond such established schedule, Seller shall notify Buyer promptly, stating the reason for the delay, the portion of of the goods affected thereby, and the expected extent of the delay.

Unless such delay in shipment or delivery is due to circumstances beyond Seller's reasonable control, and without Seller's fault or negligence, Buyer may terminate the Order without any liability, and the Seller shall reimburse Buyer for any loss or expense caused Buyer by such delay.

5. PAYMENT

Unless otherwise specified in the Order, Buyer will make payment in U.S. Dollars within 30 days after receipt of Seller's invoice, packing list, evidence of shipment or delivery in accordance with Buyer's instructions and such other documents as may be called for in the Order all in proper form.

6. CHANGES

Buyer shall have the right, by formal amendment to this Order, to require changes in the quantity, quality, or terms of delivery and shipment of the goods sold by Seller. Appropriate agreed to adjustments in the amount due or in the time of delivery required, shall be reflected in the amendment. No change shall be effective unless and until set forth in an amendment signed by the authorized representatives of Buyer and Seller.

7. NO CHARGES FOR PACKING AND INSURANCE

No charges are allowed for boxing, packing, crating and insurance, unless specifically provided for in the Order.

8. ASSIGNMENT

Seller shall not assign or subcontract its obligations under this Order or any interest therein, (except subcontracts for parts or components), in whole or in part, to a third party without the prior written approval of Buyer.

9. WARRANTY

(A) Seller warrants that the goods, articles, materials and work (the "goods") supplied (1) will be free from defects in material, design, and workmanship, (2) will be as called for in Buyer's Order and in any specifications incorporated in said Order by reference or otherwise, and (3) will meet any performance guarantees set forth in the Order or in said specifications or published by Seller as applicable to the goods ordered.

(B) Seller shall modify, repair or replace any part or all of the goods which, within 12 months from the date placed in service, or within 18 months from the date of shipment (whichever period expires first) (1) proves to be defective in either design, material or workmanship, or (2) proves not to be as called for in the Order and in any specifications incorporated therein by reference or otherwise, or (3) having been properly installed, operated and maintained, fails to function properly or fails upon test under proper conditions, to meet any performance guarantees set forth in the Order or in said specifications or published by Seller as applicable to the goods ordered.

The decision whether to modify, repair or replace shall be by mutual agreement. All expenses of returning any part or all of the goods to the Seller for examination, modification or repair shall be for the account of Seller.

Unless otherwise agreed by Buyer, any modifications or repairs shall be made at, and any replacements shall be provided from, Seller's regular establishment(s) in the U.S.A. and any modified, repaired or replaced goods or parts thereof shall be delivered free of cost to Buyer's U.S. warehouse and properly prepared for shipment to foreign destination.

(C) Seller warrants that all goods ordered by Buyer which correspond to or are identical with goods sold by Seller to the United States Government or agencies thereof shall be manufactured and tested for Buyer pursuant to those specifications and standards required by the U.S. Government, unless otherwise specified herein.

(D) Seller warrants that the goods supplied (including, but not limited to, software) shall be century (i.e., year-2000) compliant.

10. NO COMMISSIONS

Seller represents and warrants that no element of the Order includes any commissions or other contingent fees.

11. PATENTS/COPYRIGHTS/TRADEMARKS

Seller warrants that the goods purchased hereunder do not infringe any applicable letters patent, copyrights and/or trademarks and Seller agrees to indemnify, hold harmless and protect the Buyer, and/or the Israeli end-users from all infringement claims.

12. TAXES

Prices are all inclusive. Buyer shall not be responsible for any sales, use, excise or other taxes.

13. GOVERNING LAW

This Order is made pursuant to and is to be governed by the law of the State of New York.

14. TERMINATION IN CERTAIN CIRCUMSTANCES

(A) In addition to Buyer's right of termination as set forth in Paragraph 4 above, and any other rights of termination which Buyer may have under law if Seller ceases to conduct its operations in the normal course of business(including inability to meet its obligations as they mature), or if any proceeding under bankruptcy, or insolvency laws is brought by or against Seller, or if a receiver for Seller is appointed or applied for, or if any assignment for the benefit of creditors is made by Seller, Buyer may terminate the Order without liability except for delivers of goods previously made or for such goods then completed and subsequently delivered in accordance with the terms of the Order.

(B) A termination for convenience by Buyer shall be governed by the the principles set forth in section 52.249-2 of the September 1996 edition of the U.S Government's Federal Acquisition Regulations.

(c) In the event of a breach by Seller of the representations and/or certifications contained in this Order, Buyer shall have the right to terminate this Order (with no liability to Seller) and return to Seller items previously delivered for a full refund of amount previously paid.

(d) Seller is fully responsible for maintaining the U.S. content percentage set forth in Seller's DSCA Contractor's Certification. All costs associated with maintaining the U.S. content percentage (i.e. shifting additional work to the U.S.) shall be Seller's responsibility and shall not be reimbursed by Buyer. In the event Seller fails to maintain such U.S. content percentage and because of such failure the DSCA suspends or revokes, in whole or in part, its FMF funding approval, Seller shall be deemed to be in material breach of its obligations under this Order and Buyer shall be entitled to return all items previously delivered (including finally accepted items) for full refund of all amounts previously paid by Buyer to Seller with no further Buyer finacial obligations to Seller.

15. CONFIDENTIALITY

No information concerning this Order shall be released by Seller without the prior written consent of Buyer.

16. ENTIRE AGREEMENT

The Order, including these Terms and Conditions and any other documents which are a part thereof, constitutes the entire understanding between Buyer and Seller with respect to the purchase and sale of the goods ordered, and supersedes any previous negotiations, commitments and writing with respect thereto. Any amendment to this Order shall not be effective unless set forth in writing and signed by the authorized representatives of Buyer and Seller. Seller agrees that i) the DSCA FMF Guidlines for Direct Commercial Contracts and ii) the DSCA Contractor's Certification And Agreement, are a material part of this Order and that a breach of the Guidlines or the Certification shall constitute a breach of Seller's obligations to Buyer.

GOVERNMENT OF ISRAEL - PURCHASE ORDER		
PURCHASE ORDER : 004/23038-03	CAGE : 1WTF2	G.D.I. COPY (FOR BUYER)
BUYER'S NAME : FRIEDMAN,TAMAR	BUYER'S NO : 139	PRINT DATE : 12JAN06

VENDOR SIGNATURE MUST BE BY A VENDOR OFFICIAL OTHER THAN THE TWO VENDOR OFFICIALS WHO SIGNED THE DSCA CONTRACTORS CERTIFICATION.

PURCHASE ORDER - SIGNATURE TABLE	
GOVERNMENT OF ISRAEL, M.O.D MISSION TO THE U.S.A.	QUINTESSENCE PHOTONICS CORP.
**** SIGNED BY COMPUTER ***** GAL SHAUL ------------------------ TREASURER ADRIAN SCHWARTZ ------------------------ DEPUTY DIRECTOR PROCUREMENT	WE HEREBY ACKNOWLEDGE AND ACCEPT THIS PURCHASE ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH HEREIN INCLUDING THE CERTIFICATIONS SET FORTH ABOVE. (SIGNATURE) (TYPED NAME) (TITLE DATE)

END OF PURCHASE ORDER NO. 004/23038-03